IPAA Oil & Gas Investment Symposium April 2007 IPAA Oil & Gas Investment Symposium April 2007 Exhibit 99.1

PXP
Except for the historical information contained herein, the
matters discussed in this presentation are “forward-looking
statements” as defined by the Securities and Exchange
Commission.  These statements involve certain assumptions PXP made based on its experience and perception of historical trends, current conditions, expected future developments and other
factors it believes are appropriate under the circumstances.
The forward-looking statements are subject to a number of
known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially.  These risks and uncertainties include, among other things, completion of the proposed acquisition, uncertainties inherent in the exploration for and development and production of oil & gas and in
estimating reserves, unexpected future capital expenditures, general economic conditions, oil and gas price volatility, the success of our risk management activities, competition,
regulatory changes and other factors discussed in PXP’s filings with the Securities and Exchange Commission.
Corporate Headquarters
Contacts
Plains Exploration & Production Company
700 Milam, Suite 3100
Houston, Texas 77002
Forward Looking Statements
This presentation is not for reproduction or distribution to others without PXP’s consent.
Corporate Information
James C. Flores - Chairman, President & CEO
Winston M. Talbert – Exec. Vice President & CFO
Scott Winters – Vice President Investor Relations
Joanna Pankey - Investor Relations Analyst
Phone: 713-579-6000
Toll Free: 800-934-6083
Email: investor@pxp.com
Web Site: www.pxp.com

PXP
Recent Announcement
Acquire Colorado Piceance Basin oil and gas
producing properties, associated midstream assets
and a 25% interest in the Collbran Valley Gathering
System
Adds 2.2 TCFE 3P reserves
Adds 55,000 net acres, 200+ producing wells, 3,000+
future drilling locations and 40 miles of pipeline and
gathering systems to PXP
Pay $900 million in cash and issue 1 million PXP
shares at transaction closing
Contributes immediately to PXP’s per share growth
strategy

PXP
Transaction Metrics
$2.32
$4.65
Rocky Mountain / Piceance Relative Valuation
Enterprise Value / Proved MCFE Only
(1) Comparable companies as of 4/16/07: Bill Barrett, Delta Petroleum, Ultra Petroleum.
Mean
EV / MCFE (1)
PXP
Transaction
(2)
386 BCFE
Proved Reserves
(2) Excludes real estate and midstream asset values.

PXP
Pro Forma Operations Overview
Reserves
894 MMBOE 3P reserves
81% proved crude oil reserves
19 year proved R/P
Operations
Development
–
Piceance Basin, CO
–
San Joaquin Valley, CA
–
Arroyo Grande, CA
–
Los Angeles Basin, CA
–
Offshore, CA
–
Gulf of Mexico
504
MMBOE
3P
359
MMBOE
3P
31
MMBOE
3P
Exploration
500± MMBOE
net total potential

PXP
Exploration
California land value
Acquisitions
Meaningful
value growth
per share
GROWTH
Today                                                       Future
Legacy California oil fields
Piceance Basin acquisition
Substantial
cash flow
per share
DEVELOP
Operating Strategy to Increase Value

7 2007 Resource Potential Net to PXP 504 MMBOE 3P reserves (1) (1) Reserves: As of 12/31/06, independently engineered by Netherland, Sewell & Associates, Inc. Legacy California oil fields

PXP
Development – Onshore California
325 MMBOE
proved reserves
143 MMBOE
probable / possible
2,500+ future well
locations
24 yr R/P
Los Angeles
Basin
Los Angeles
Basin
San Joaquin
Valley
San Joaquin
Valley
Arroyo
Grande
Arroyo
Grande
Reserves: As of 12/31/06, independently engineered by Netherland, Sewell & Associates, Inc.

PXP
Development / Exploration
Offshore California
25 MMBOE proved reserves
10 MMBOE probable /
possible reserves
13,500 net BOEPD
sales volumes (4Q’06 avg.)
Continue T-Ridge permitting
process
Pt. Pedernales Unit
T- Ridge
Prospect Area
T- Ridge
Prospect Area
Pt. Arguello Unit
Pt. Arguello Unit
Rocky Point
Unit
Rocky Point
Unit
Permits required for development
T-Ridge lease permit filed
California
Reserves: As of 12/31/06, independently engineered by Netherland, Sewell & Associates, Inc.

2007 Resource Potential Net to PXP
Legacy California oil fields
504
MMBOE
3P reserves
(1)
(1) Reserves: As of 12/31/06, independently engineered by Netherland, Sewell & Associates, Inc.
Piceance Basin acquisition
359
MMBOE
3P reserves

PXP
Piceance Basin Overview
One of the largest gas
accumulations in North
America
Estimated 200-300 TCF of gas
in place
80-120 BCF of gas in place
per section
Over 1.0 BCFD of current
production
Major players:  EnCana,
Williams, ExxonMobil, XTO,
Marathon, ConocoPhillips, Oxy
Approximately 75 rigs currently
active

12 PXP SW-NE Piceance Basin Cross Section

13 PXP Williams Fork Gas Column Isopach A A’ 1,400’ – 1,600’ thick Williams Fork gas column 1,400’ – 1,600’ thick Williams Fork gas column PXP acreage

PXP
PXP – Piceance Basin
Operational Metrics
55,000 net acres
2.2 TCFE 3P reserves
386 BCFE proven
36 MCFEPD production
3,000+ future well locations
Nearly 1.0 BCFE EUR per well
Initially drill 100± wells per year
5 drilling rigs operating
8,000’ MD average well depth
40 miles of transportation & gathering
systems in place
Green River
Basin
Wyoming
Colorado
Piceance Basin

2007 Resource Potential Net to PXP
500±
MMBOE
net total
potential
31 MMBOE
3P reserves
Legacy California oil fields
Exploration
2007: 10 drills
Friesian discovery
Hurricane Deep discovery
504
MMBOE
3P reserves
(1)
Piceance Basin acquisition
359
MMBOE
3P reserves
(1) Reserves: As of 12/31/06, independently engineered by Netherland, Sewell & Associates, Inc.

PXP
Las Vegas (NV, 2 prospects)
Productive
Deepwater #2
Friesian
Cavallo Deep
Deepwater #1
Q3
Flatrock
Mound Point South
Cottonwood Point
Cas
Hurricane Deep
2007
Q2
Currently
Drilling
Exploration
Estimated SPUD Date
Productive         Exploration

PXP
Exploration History & Current Status
Gulf of Mexico
Prospects
Prospects
Discoveries
Discoveries
Friesian
Big Foot
MATAGORDA
ISLAND
DEEP
MI
New Orleans
Caesar
Breton
Sound
Discoveries Sold
Discoveries Sold
Drilling 2007
Drilling 2007
Hurricane Deep
Flatrock
Mound Point
South
Cas
Cottonwood
Point
Cavallo Deep
20+ Prospect inventory beyond current 2007 drills
20+ Prospect inventory beyond current 2007 drills

PXP
Corporate Strategy
Accelerate PXP’s Per Share Growth
- Piceance Basin
- Gulf of Mexico
- Green River Basin
- California
Reserve growth
- Gulf of Mexico Accelerate production growth
- Piceance Basin
- California
Increase production growth
from
3% to 10% CAGR
from our combined base
development assets

19 PXP Valuation 894 MMBOE 3P reserves 894 MMBOE 3P reserves $4.8 Billion Current Enterprise Value

20 PXP Valuation 894 MMBOE 3P reserves 894 MMBOE 3P reserves 2007 Exploration 500 MMBOE net total potential 2007 Exploration 500 MMBOE net total potential $4.8 Billion Current Enterprise Value

PXP
2008
Exploration
prospect
inventory
& real estate
2008
Exploration
prospect
inventory
& real estate
Valuation
894
MMBOE
3P reserves
894
MMBOE
3P reserves
2007
Exploration
500
MMBOE
net total potential
2007
Exploration

MMBOE
net total potential
$4.8 Billion
Current
Enterprise Value

IPAA Oil & Gas Investment Symposium April 2007 IPAA Oil & Gas Investment Symposium April 2007